UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

SILGAN HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Landmark Square, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 975-7110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

On April 12, 2017, Silgan Holdings Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of the dispensing systems business of WestRock Company (the “Business”). The Business has historically been referred to by WestRock Company as the Home, Health & Beauty Business of WestRock Company.

This Current Report on Form 8-K/A amends the Original Form 8-K to provide the (a) financial statements of the Business required by Item 9.01(a) of Form 8-K and (b) pro forma financial information for the acquisition of the Business required by Item 9.01(b) of Form 8-K. Except as described above, all other information in the Original Form 8-K remains unchanged.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited combined financial statements and related notes thereto of the Business as of and for the year ended September 30, 2016 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited interim condensed combined financial statements and related notes thereto of the Business as of December 31, 2016 and for each of the three months ended December 31, 2016 and December 31, 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro forma financial information

The unaudited pro forma condensed consolidated balance sheet of the Company and the Business as of December 31, 2016 and related notes thereto and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2016 for the Company and the Business and related notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited combined financial statements and related notes thereto of the Business as of and for the year ended September 30, 2016

99.2	Unaudited interim condensed combined financial statements and related notes thereto of the Business as of December 31, 2016 and for each of the three months ended December 31, 2016 and December 31, 2015

99.3	Unaudited pro forma condensed consolidated balance sheet of the Company and the Business as of December 31, 2016 and related notes thereto and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2016 for the Company and the Business and related notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel and Secretary

Date: June 16, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited combined financial statements and related notes thereto of the Business as of and for the year ended September 30, 2016

99.2	Unaudited interim condensed combined financial statements and related notes thereto of the Business as of December 31, 2016 and for each of the three months ended December 31, 2016 and December 31, 2015

99.3	Unaudited pro forma condensed consolidated balance sheet of the Company and the Business as of December 31, 2016 and related notes thereto and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2016 for the Company and the Business and related notes thereto

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